                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This is a Mortgage Loan Purchase Agreement (this "Agreement"), dated
March 14, 2006, among OPTION ONE MORTGAGE CORPORATION, a California corporation
(the "Responsible Party"), CARRINGTON SECURITIES, LP, a Delaware limited partnership (the "Seller") and STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., a
Delaware limited liability company (the "Purchaser").

                              Preliminary Statement

            The Seller intends to sell the Mortgage Loans (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising the Trust Fund. The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as
Carrington Mortgage Loan Trust, Series 2006-OPT1 Asset Backed Pass-Through
Certificates (the "Certificates"). The Certificates will consist of eighteen classes of certificates and will be issued pursuant to a Pooling and Servicing
Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"),
among the Depositor as depositor, Option One Mortgage Corporation as servicer
(the "Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee").
Capitalized terms used but not defined herein shall have the meanings set forth in Appendix A to the Pooling and Servicing Agreement.

            The parties hereto agree as follows:

            SECTION 1  Agreement to Purchase. The Seller agrees to sell and the
Purchaser agrees to purchase, on or before March 14, 2006 (the "Closing Date"), certain adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien, closed-end, subprime mortgage loans purchased by the Seller from the Responsible Party (the "Mortgage Loans"), having a scheduled principal balance as of the close of business on March 1,
2006 (the "Cut-off Date") of approximately $1,015,025,383 (the "Closing
Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received including the right to any
Prepayment Charges payable by the related Mortgagors in connection with any
Principal Prepayments on the Mortgage Loans, on a Responsible Party
servicing-retained basis.

            SECTION 2  Mortgage Loan Schedule. The Purchaser and the Seller have agreed upon which of the Mortgage Loans are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the Prepayment Charges. The Closing
Schedule will conform to the requirements set forth in this Agreement and, with respect to the Mortgage Loans subject to this Agreement, to the definition of
"Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing
Schedule shall be used as part of the Mortgage Loan Schedule under the Pooling and Servicing Agreement and shall be based on information provided by the
Responsible Party.

            SECTION 3  Consideration.

            (a)     In consideration for the Mortgage Loans to be purchased
hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the "Purchase
Price") equal to (i) the net sale proceeds of the Class A Certificates and the
Mezzanine Certificates (other than the Class M-10 Certificates) and (ii) the
Class M-10 Certificates, the Class CE Certificates and the Class P Certificates.

            (b)     The Purchaser or any assignee, transferee or designee of the
Purchaser shall be entitled to all scheduled payments of principal due after the
Cut-off Date, all other payments of principal due and collected after the
Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Responsible Party.

            (c)     Pursuant to the Pooling and Servicing Agreement, the
Purchaser will assign all of its right, title and interest in and to the
Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

            SECTION 4  Transfer of the Mortgage Loans.

            (a)     Possession of Mortgage Files. The Seller does hereby sell, and in connection therewith hereby assigns, to the Purchaser, effective as of the Closing Date, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the
Purchaser on or prior to the Closing Date are and shall be held in trust by the
Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each
Mortgage Note, the related Mortgage and the other contents of the related
Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

            (b)     Delivery of Mortgage Loan Documents. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

            (i)     the original Mortgage Note, endorsed in blank or in the
      following form "Pay to the order of Wells Fargo Bank, N.A., as Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

            (ii)    the original Mortgage with evidence of recording thereon,
      and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

            (iii)   an original Assignment in blank;

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            (iv)    the original recorded Assignment or Assignments showing a
      complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

            (v)     the original or copies of each assumption, modification or substitution agreement, if any; and

            (vi)    the original lender's title insurance policy or, if the
      original title policy has not been issued, the irrevocable commitment to issue the same.

            With respect to a maximum of approximately 2.0% of the Original
Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section
4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit H attached to the Pooling and Servicing
Agreement. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Purchaser is subsequently located, such original Mortgage
Note shall be delivered to the Purchaser within three Business Days.

            If any of the documents referred to in Sections 4(b)(ii), (iii) or
(iv) above has, as of the Closing Date, been submitted for recording but either
(x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Purchaser of a copy of each such document certified by the Responsible Party in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Responsible Party, delivery to the Purchaser promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Purchaser, the Trustee and the Rating
Agencies by the Seller if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 4(b)(vi) above, the
Seller shall deliver or cause to be delivered to the Purchaser, promptly after receipt thereof, the original lender's title insurance policy. The Seller shall deliver or cause to be delivered to the Purchaser promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

            The Seller shall (at the expense of the Responsible Party) promptly
(within sixty Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage, but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Trust Fund, the Trustee or the
Purchaser, in the appropriate public office for real property records, each
Assignment referred to in Sections 4(b)(iii) and (iv) above and the Seller shall execute each original Assignment or cause each original Assignment to be executed in the following form: "Wells Fargo Bank, N.A., as Trustee under the applicable agreement." In the event that any such

                                       -3-

Assignment is lost or returned unrecorded because of a defect therein, the
Seller shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

            Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the
Assignments shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland) unless the Trustee or the
Purchaser receives notice that such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of
Certificates; provided, however, the Seller shall submit or cause to be submitted each Assignment for recording in the manner described above, at the expense of the Responsible Party and at no expense to the Trust Fund or the
Trustee, upon the earliest to occur of: (i) written direction by Holders of
Certificates entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Servicer Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Servicer, (iv) the occurrence of a servicing transfer as described in Section 7.02 of the Pooling and Servicing Agreement,
(v) with respect to any one Assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage and (vi) any Mortgage Loan that is 90 days or more delinquent. Upon receipt of written notice that recording of the Assignments is required pursuant to one or more of the conditions set forth in the preceding sentence, the Seller shall be required to deliver such Assignments or shall cause such Assignments to be delivered within 30 days following receipt of such notice.

            Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser, its assignee, transferee or designee.

            (c)     Acceptance of Mortgage Loans. The documents delivered
pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

            (d)     Transfer of Interest in Agreements. The Purchaser has the
right to assign its interest under this Agreement, in whole or in part, to the
Trustee, as may be required to effect the purposes of the Pooling and Servicing
Agreement, without the consent of the Seller or the Responsible Party, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser.
Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller or the Responsible
Party under this Agreement will be promptly reimbursed by the Seller or the
Responsible Party, as applicable.

            (e)     Examination of Mortgage Files. Prior to the Closing Date,
the Seller shall either (i) deliver in escrow to the Purchaser, or to any assignee, transferee or designee of the Purchaser for examination, the Mortgage
File pertaining to each Mortgage Loan or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours

                                       -4-

before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any
Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the
Closing Schedule. The Purchaser may, at its option and without notice to the
Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the
Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

            SECTION 5  Representations, Warranties and Covenants of the
                       Responsible Party and the Seller.

            (a)     The Responsible Party hereby represents and warrants to the
Seller and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

            (i)     The Responsible Party is duly organized, validly existing
      and in good standing under the laws of the state of California and is and will remain in compliance with the laws of each state in which any
      Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage
      Loan in accordance with the terms of this Agreement. No licenses or approvals obtained by the Responsible Party have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

            (ii)    The Responsible Party has the full power and authority to
      hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Responsible Party has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Responsible Party, enforceable against it in accordance with its terms except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership, reorganization, or other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought;

            (iii)   The execution and delivery of this Agreement by the
      Responsible Party and the performance of and compliance with the terms of this Agreement will not violate the Responsible Party's articles of incorporation or by-laws or constitute a material default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Responsible Party is a party or which may be applicable to the Responsible Party or its assets;

                                       -5-

            (iv)    The Responsible Party is not in violation of, and the
      execution and delivery of this Agreement by the Responsible Party and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Responsible Party or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Responsible Party or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

            (v)     The Responsible Party does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of the Responsible Party contained in this Agreement;

            (vi)    There are no actions or proceedings against, or
      investigations of, the Responsible Party before any court, administrative or other tribunal (A) that might prohibit its entering into this
      Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Responsible Party of its obligations under, or the validity or enforceability of, this Agreement

            (vii)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Responsible Party of, or compliance by the Responsible
      Party with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the
      Closing Date;

            (viii)  The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Responsible Party;
      and

            (ix)    Neither this Agreement nor any written statement, report or other document prepared and furnished by the Responsible Party pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (b)     The Seller hereby represents and warrants to the Responsible
Party and the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

            (i)     The Seller is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware with full limited partnership power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller has the full limited partnership power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full limited partnership

                                       -6-

      power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this
      Agreement;

            (ii)    The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this
      Agreement, and this Agreement, assuming due authorization, execution and delivery by the Responsible Party and the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

            (iii)   The execution, delivery and performance of this Agreement by the Seller (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the certificate of formation or limited partnership agreement of the
      Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the
      Seller or any of its property is bound or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property and
      (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

            (iv)    No consent, approval, authorization or order of,
      registration or filing with, or notice on behalf of the Seller to any governmental authority or court is required, under federal laws or the laws of the State of Delaware, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby;
      provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

            (v)     This Agreement does not contain any untrue statement of
      material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents furnished by the Seller pursuant to this
      Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading;

            (vi)    The Seller is not in violation of, and the execution and
      delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition
      (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                                       -7-

            (vii)   The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (viii)  Immediately prior to the sale of the Mortgage Loans to the
      Purchaser as herein contemplated, the Seller will be the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage
      Note, and, upon the payment to the Seller of the Purchase Price, in the event that the Seller retains or has retained record title, the Seller shall retain such record title to each Mortgage, each related Mortgage
      Note and the related Mortgage Files with respect thereto in trust for the
      Purchaser as the owner thereof from and after the date hereof;

            (ix)    There are no actions or proceedings against, or
      investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this
      Agreement, (B) seeking to prevent the sale of the Mortgage Loans by the
      Seller or the consummation of the transactions contemplated by this
      Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

            (x)     The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the
      Mortgages by the Seller are not subject to the bulk transfer or any similar statutory provisions;

            (xi)    The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

            (xii)   There is no litigation currently pending or, to the best of the Seller's knowledge without independent investigation, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Seller;

            (xiii)  The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage loan with any intent to hinder, delay or defraud any of its creditors; and

            (xiv)   The Seller makes each of the additional representations and warranties set forth on Schedule I hereto.

            SECTION 6  Representations and Warranties of the Responsible Party
Relating to the Mortgage Loans.

            The Responsible Party hereby represents and warrants to the Seller and the Purchaser that as to each Mortgage Loan as of the Closing Date or as of such other date as specified herein:

                                       -8-

            (1)     The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date;

            (2)     The Mortgage Loan is in compliance with all requirements set forth in the Mortgage Loan Schedule, and the characteristics of the related Mortgage Loan as set forth in the Mortgage Loan Schedule are true and correct; provided, however, that in the event of any conflict between the terms (i.e. terms contradict each other, as opposed to containing non-contradictory additional terms) of the Mortgage Loan Schedule and this
      Agreement, this Agreement shall control;

            (3)     Each document or instrument in the related Mortgage File is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

            (4)     Except for payments in the nature of Escrow Payments,
      including without limitation, taxes and insurance payments, the
      Responsible Party has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage, except for interest accruing from the date of the Mortgage Note or the date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest. No payment under the Mortgage Loan is more than thirty (30) days past due, nor has any payment under the Mortgage Loan been more than thirty (30) days past due at any time since origination.
      The first Monthly Payment was or shall be made with respect to the
      Mortgage Loan on its Due Date or prior to the Due Date of the second
      Monthly Payment, all in accordance with the terms of the related Mortgage
      Note;

            (5)     As of the date each Mortgage Loan was originated, there were no delinquent taxes, ground rents, water and municipal charges, sewer rents, assessments, primary insurance policy premiums, fire and hazard insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related
      Mortgaged Property, and to the best knowledge of the Responsible Party, as of the Closing Date, there are no delinquent taxes, primary insurance policy premiums, fire and hazard insurance premiums, or other outstanding charges that would jeopardize the lien priority of the Mortgage Loan;

            (6)     The terms of the Mortgage Note and the Mortgage have not
      been impaired, waived, altered or modified in any respect, except by written instruments, recorded, or in the process of being recorded, in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered or will be delivered to the Trustee on behalf of the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under any primary insurance policy or lender paid primary insurance policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no

                                       -9-

      Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the primary insurance policy or lender paid primary insurance policy, if any, and the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule;

            (7)     The Mortgage Note and the Mortgage are not subject to any
      right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note and/or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (8)     All buildings or other improvements upon the Mortgaged
      Property are insured by an insurer acceptable to Fannie Mae and Freddie
      Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming Option One Mortgage Corporation, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management
      Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in the amount described in the
      Pooling and Servicing Agreement (and to the extent required in the Pooling and Servicing Agreement) is in effect, which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the
      Mortgagor thereunder to obtain and maintain all such insurance at the
      Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Responsible
      Party upon the consummation of the transactions contemplated by this
      Agreement. The Responsible Party has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Responsible Party;

            (9)     Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans

                                      -10-

      have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Responsible Party shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the
      Purchaser upon demand, evidence of compliance with all such requirements;

            (10)    The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. The Responsible Party has not waived the performance by the Mortgagor of any action, if the
      Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Responsible Party waived any default resulting from any action or inaction by the Mortgagor;

            (11)    The related Mortgage is properly recorded and is a valid,
      existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the
      Responsible Party to be a first lien (as reflected on the related Mortgage
      Loan Schedule), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Responsible
      Party to be a second lien Mortgage Loan (as reflected on the Mortgage Loan
      Schedule), in either case, on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the Responsible Party of the
      Mortgage Loan and which do not adversely affect the Value of the Mortgaged
      Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) with respect to each Mortgage Loan which is indicated by the Responsible Party to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), a first lien on the Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Responsible Party to be a first lien (as reflected on the Mortgage Loan Schedule), or (B)
      second lien and second priority security interest with respect to each
      Mortgage Loan which is indicated by the Responsible Party to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), in either case, on the property described therein and the Responsible Party has full right to sell and assign the same to the Purchaser. Except as otherwise disclosed on the related Mortgage Loan Schedule, with respect to each
      Mortgage Loan, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a

                                      -11-

      mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

            (12)    The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the Mortgagor and enforceable by the Purchaser against such Mortgagor in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by law;

            (13)    All parties to the Mortgage Note, the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan, to execute and deliver the Mortgage Note, the Mortgage and any other related agreement and to pledge, grant or convey the interest therein purported to be conveyed, and the Mortgage Note, the Mortgage and any other related agreement have been duly and properly executed by such parties. The
      Mortgagor is a natural person either in an individual capacity or, provided that the related Mortgage is guaranteed by a natural person, as trustee for a family trust;

            (14)    The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the
      Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.
      All costs, fees and expenses incurred in making or closing the Mortgage
      Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

            (15)    No proceeds from any Mortgage Loan were used to purchase
      single-premium credit insurance policies;

            (16)    No Mortgage Note or related Mortgage has been assigned or
      pledged by the Responsible Party.

            (17)    All parties which have had any interest in the Mortgage
      Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were): (A) organized under the laws of such state, or (B)
      qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
      (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required to be licensed in such state. All parties which have had any interest in the Mortgage Loan were in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state;

            (18)    On the date of its origination and on the Closing Date, the
      Mortgage Loan was and is covered by an American Land Title Association ("
      ALTA ") ALTA lender's title insurance policy (which, in the case of an
      Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), or with respect to

                                      -12-

      any Mortgage Loan for which the related Mortgaged Property is located in
      California a CLTA lender's title insurance policy, or other form of policy or insurance acceptable to Fannie Mae and Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained above in (11)(a) and (b)
      and, with respect to each Mortgage Loan which is indicated by the
      Responsible Party to be a second lien Mortgage Loan (as reflected on the
      Mortgage Loan Schedule), clause (d)) the Responsible Party, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any Adjustable
      Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly
      Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein.
      The Responsible Party is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Responsible Party, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Responsible Party;

            (19)    There is no default, breach, violation or event of
      acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Responsible Party nor any other entity involved in originating or servicing a Mortgage Loan has waived any default, breach, violation or event of acceleration. For purposes of the foregoing, a delinquent payment of less than thirty (30) days on a
      Mortgage Loan in and of itself shall not constitute a default, breach, violation or event of acceleration (or an event which, with the passage of time or with notice and the expiration of any grace or cure period, has occurred that would constitute a default, breach, violation or event of acceleration) with respect to such Mortgage Loan. With respect to each
      Mortgage Loan which is indicated by the Responsible Party to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) (i) the first lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage;

                                      -13-

            (20)    There are no mechanics' or similar liens or claims which
      have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related
      Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

            (21)    As of the date of origination of the Mortgage Loan, all
      improvements which were considered in determining the Value of the related
      Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

            (22)    The Mortgage Loan was originated by (i) the Responsible
      Party, (ii) by a correspondent mortgage banker or broker licensed or authorized to do business in the jurisdiction in which the related
      Mortgaged Property is located, applying the same standards and procedures used by the Responsible Party in originating Mortgage Loans directly or
      (iii) a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of
      HUD;

            (23)    Except with respect to interest only loans, principal
      payments on the Mortgage Loan shall commence (with respect to any newly originated Mortgage Loans) or commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. Except as otherwise disclosed on the related Mortgage Loan Schedule, with respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly
      Payments, which, in the case of a Fixed Rate Mortgage Loans, are sufficient to fully amortize the original principal balance over the original term thereof, of not more than 30 years, and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate
      Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest
      Rate. The Index for each Adjustable Rate Mortgage Loan is as defined in the Mortgage Loan Schedule and the Mortgage Loan Schedule. The Mortgage
      Note does not permit negative amortization. No Mortgage Loan is a
      Convertible Mortgage Loan;

            (24)    The origination and collection practices used by the
      Responsible Party with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Responsible Party and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow
      Payments (other than with respect to each Mortgage Loan which is indicated
      by the Responsible Party to be a second lien Mortgage Loan and for which the mortgagee under the first lien is collecting Escrow Payments (as reflected on the Mortgage Loan Schedule)), if any, all such payments are in the possession of, or under the control of, the Responsible Party and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. An escrow of funds is not prohibited by applicable law with respect to any Mortgage Loan for which such escrow of funds has been established. All Mortgage Interest
      Rate adjustments have been

                                      -14-

      made in strict compliance with state and federal law and the terms of the related Mortgage Note. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Mortgage Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The Responsible Party or an Affiliate executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the
      Mortgage Interest Rate and the monthly payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited. No escrow deposits or Escrow Payments or other charges or payments due the Responsible Party have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or
      Escrow Payments are being held by the Responsible Party for any work on a
      Mortgaged Property which has not been completed;

            (25)    The Mortgaged Property is undamaged by waste, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the
      Mortgage Loan or the use for which the premises were intended and there is no proceeding pending or threatened for the total or partial condemnation thereof nor is such a proceeding currently occurring;

            (26)    The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (b) otherwise by judicial or non-judicial foreclosure. Upon default by a
      Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the
      Mortgaged Property pursuant to the proper procedures, the holder of the
      Mortgage Loan will be able to deliver good and merchantable title to the
      Mortgaged Property. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. The Mortgagor has not notified the
      Responsible Party and the Responsible Party has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil
      Relief Act, as amended;

            (27)    The Mortgage Loan was underwritten in accordance with the
      Underwriting Guidelines of the Responsible Party in effect at the time the
      Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to prudent mortgage lending institutions in the secondary market;

            (28)    The Mortgage Note is not and has not been secured by any
      collateral except the lien of the corresponding Mortgage on the Mortgaged
      Property and the security interest of any applicable security interest or chattel mortgage referred to in (11) above;

                                      -15-

            (29)    The Mortgage Note is comprised of one original promissory
      note and each such promissory note constitutes an "instrument" for purposes of Section 102(a)(47) of the Uniform Commercial Code;

            (30)    The Mortgage File contains an appraisal of the related
      Mortgaged Property which (A) satisfied the standards of Fannie Mae and
      Freddie Mac, (B) was conducted generally in accordance with the
      Responsible Party's underwriting guidelines and included an assessment of the fair market value of the related Mortgaged Property at the time of such appraisal, and (C) was made and signed, prior to the approval of the
      Mortgage Loan application, by a qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of
      Fannie Mae and Freddie Mac. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions
      Reform, Recovery, and Enforcement Act of 1989;

            (31)    In the event the Mortgage constitutes a deed of trust, a
      trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

            (32)    No Mortgage Loan contains provisions pursuant to which
      Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Responsible Party, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (33)    The Mortgagor has executed a statement to the effect that
      the Mortgagor has received all disclosure materials required by and the
      Responsible Party has complied with all applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage
      Loans, and adjustable rate mortgage loans in the case of Adjustable Rate
      Mortgage Loans and rescission materials with respect to Refinanced
      Mortgage Loans, and such statement is and will remain in the Mortgage
      File;

            (34)    No Mortgage Loan was made in connection with the
      construction or rehabilitation of a Mortgaged Property;

            (35)    The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the
      Responsible Party's knowledge

                                      -16-

      and with respect to each Mortgage Loan that is covered by a Primary
      Mortgage Insurance Policy, the improvement(s) located on or being part of the related Mortgaged Property were constructed in accordance with the specifications set forth in the original construction plans;

            (36)    No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to the origination, modification or amendment of any Mortgage Loan has taken place on the part of the
      Responsible Party, and to the best of Company's knowledge, on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan and the documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated
      therein or necessary to make the information and statements therein not misleading;

            (37)    Each original Mortgage was recorded and all subsequent
      assignments of the original Mortgage (other than the assignment to the
      Purchaser) have been recorded, or are in the process of being recorded, in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller. The
      Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged
      Property is located;

            (38)    Any principal advances made to the Mortgagor after the date of origination of a Mortgage Loan but prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the
      Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage
      Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having (A) first lien priority with respect to each Mortgage Loan which is indicated by the Responsible
      Party to be a first lien (as reflected on the Mortgage Loan Schedule) or
      (B) second lien priority with respect to each Mortgage Loan which is indicated by the Responsible Party to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), in either case, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan;

            (39)    Approximately 19.11% of the Mortgage Loans have a balloon
      payment feature;

            (40)    Each Mortgaged Property consists of a fee simple interest in a single parcel of real property improved by a Residential Dwelling. If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;

                                      -17-

            (41)    With respect to each Mortgage Loan secured by a manufactured home: (A) the manufactured home is permanently affixed to a foundation which is suitable for the soil conditions of the site; (B) all foundations, both perimeter and interior, have footings that are located below the frost line; (C) any wheels, axles and trailer hitches are removed from such manufactured home; and (D) the related Mortgage Loan is covered under a standard real estate title insurance policy that identifies the manufactured home as part of the real property and insures or indemnifies against any loss if the manufactured home is determined not to be part of the real property;

            (42)    Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a " Texas
      Refinance Loan ") has been originated in compliance with the provisions of
      Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil
      Statutes and the Texas Finance Code. With respect to each Texas Refinance
      Loan that is a Cash Out Refinancing, the related Mortgage Loan documents state that the Mortgagor may prepay such Texas Refinance Loan in whole or in part without incurring a Prepayment Charge. The Responsible Party does not collect any such Prepayment Charges in connection with any such Texas
      Refinance Loan;

            (43)    Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            (44)    There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and
      nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

            (45)    The Responsible Party shall, at its own expense, cause each
      Mortgage Loan to be covered by a "life of loan" Tax Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee; provided , however , that if the Responsible Party fails to purchase such Tax Service Contract, the Responsible Party shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service
      Contract;

            (46)    Each Mortgage Loan is covered by a "life of loan" flood zone service contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee or, for each Mortgage Loan not covered by such flood zone service contract, the Responsible Party agrees to purchase such flood zone service contract;

            (47)    None of the Mortgage Loans are classified as (a) "high cost"
      loans under the Home Ownership and Equity Protection Act of 1994 or (b)
      "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (including without limitation any regulation or ordinance) (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

                                      -18-

            (48)    The Responsible Party has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the
      Mortgagor or the Mortgagor's credit standing that relative to similar mortgage loans held by the Responsible Party that are secured by properties in the same geographic area as the related Mortgaged Property could reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, adversely affect the value of the Mortgage Loan or to cause any Mortgage
      Loan to prepay during any period materially faster or slower;

            (49)    The Responsible Party and any predecessor servicer with
      respect to a Mortgage Loan has fully furnished, in accordance with the
      Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information
      Company (three of the credit repositories), on a monthly basis;

            (50)    Each first lien Mortgage Loan identified on the Mortgage
      Loan Schedule as subject to a Primary Mortgage Insurance Policy will be subject to a Primary Mortgage Insurance Policy, issued by a Qualified
      Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by
      Fannie Mae. All provisions of such primary insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any first lien Mortgage subject to any such primary insurance policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

            (51)    None of the Adjustable Rate Mortgage Loans are convertible
      Mortgage Loans;

            (52)    With respect to any first lien Mortgage Loan, the
      Loan-to-Value Ratio of such Mortgage Loan at origination was not more than
      95% and with respect to any Mortgage Loan, the combined loan to value ratio of such Mortgage Loan at origination was not more than 100%, unless otherwise set forth in the Mortgage Loan Schedule;

            (53)    Each Mortgage Loan constitutes a "qualified mortgage" under
      Section 860G(a)(3)(A) of the Code and Treasury Regulation Section
      1.860G-2(a)(1);

            (54)    Each Mortgage Loan has a valid and original Credit Score of not less than 500, unless otherwise set forth in the Mortgage Loan
      Schedule;

            (55)    Each Mortgage Loan was originated on or after the date set forth in the Mortgage Loan Schedule;

            (56)    No Mortgage Loan had an original term to maturity of more
      than thirty (30) years, unless otherwise set forth in the Mortgage Loan
      Schedule;

            (57)    Each Mortgagor has a debt-to-income ratio of less than or
      equal to 60%, unless otherwise set forth in the Mortgage Loan Schedule;

                                      -19-

            (58)    Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder and to the best of the Responsible
      Party's knowledge, such provision is enforceable;

            (59)    With respect to each Mortgage Loan which is a second lien,
      (i) the related first lien does not provide for negative amortization and
      (ii) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the
      Mortgage File;

            (60)    No Mortgage Loan is a "Specifically Designated National and
      Blocked Person" as designated by the Office of Foreign Assets Control or as a person designated in Presidential Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism.

            (61)    Each Parity Act State Mortgage Loan was originated and is
      serviced in conformity with the regulations promulgated by the Office of
      Thrift Supervision pursuant to the Parity Act;

            (62)    No Mortgage Loan has a prepayment penalty longer than three years after its origination. Any prepayment penalty is in an amount equal to or less than the lesser of (a) the maximum amount permitted under applicable state law, and (b) if the Mortgaged Property is secured by residential real property located in a state other than Arizona, Maine,
      Massachusetts, New York, South Carolina or Wisconsin, six months interest on the related prepaid amount;

            (63)    The Mortgage Loan documents with respect to each Mortgage
      Loan subject to Prepayment Charges specifically authorizes such Prepayment
      Charges to be collected and such Prepayment Charges are permissible and enforceable in accordance with the terms of the related Mortgage Loan documents and applicable law (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure);

            (64)    Unless otherwise set forth in the Mortgage Loan Schedule,
      with respect to any Mortgage Loan, no more than two percent (2%) of the
      Mortgage Loans are second lien Mortgage Loans. The representations and warranties in this Section 6 are applicable to such second lien Mortgage
      Loans to the extent that the Responsible Party's underwriting guidelines for the origination of second lien mortgage loans set forth guidelines and/or procedures related to such representations and warranties.

            (65)    All Parity Act State Mortgage Loans originated on or after
      July 1, 2003 comply with all applicable state laws, rules and regulations regarding prepayment charges set forth in the Mortgage Loan documents are enforceable under applicable state laws and regulations.

                                      -20-

            (66)    The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development; provided, however, that any condominium unit, planned unit development, mobile home (double wide only)
      or manufactured dwelling shall conform with the applicable Fannie Mae and
      Freddie Mac requirements regarding such dwellings and that no Mortgage
      Loan is secured by a single parcel of real property with a cooperative housing corporation, a log home or, except as specified on the Mortgage
      Loan Schedule, a mobile home erected thereon or by a mixed use property, a property in excess of 10 acres or other unique property types. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the
      Mortgaged Property has been used for commercial purposes; provided, that
      Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes;

            (67)    With respect to Adjustable Rate Mortgage Loans, the Index
      set forth in the Mortgage Note is LIBOR, unless otherwise set forth in the
      Mortgage Loan Schedule;

            (68)    With respect to each Adjustable Rate Mortgage Loan, the
      Mortgage Loan documents provide that after the related first Adjustment
      Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the
      Mortgage Loan documents;

            (69)    To the best of the Responsible Party's knowledge, no action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any insurance policy or bankruptcy bond related to the Mortgage Loans, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the
      Responsible Party or by any officer, director, or employee of the
      Responsible Party or any designee of the Responsible Party or any corporation in which the Responsible Party or any officer, director, or employee had a financial interest at the time of placement of such insurance;

            (70)    To the best of the Responsible Party's knowledge, no action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to the Responsible Party on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the
      Responsible Party, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or

                                      -21-

      documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

            (71)    With respect to each Mortgage, the Responsible Party or its
      Affiliate has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow
      Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

            (72)    As to each consumer report (as defined in the Fair Credit
      Reporting Act, Public Law 91-508) or other credit information furnished by the Responsible Party to the Purchaser, that Responsible Party has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser;

            (73)    If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b)
      allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the
      Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than
      15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged
      Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a generally accepted practice;

            (74)    The Mortgage Loan was underwritten in accordance with the
      underwriting guidelines of the Responsible Party. The Mortgage Note and
      Mortgage are on forms acceptable to Freddie Mac or Fannie Mae, if available, and neither the Responsible Party nor any Affiliate has made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

            (75)    In connection with the origination of any Mortgage Loan, no proceeds from any Mortgage Loan were used to finance a single-premium credit life insurance policy;

                                      -22-

            (76)    With respect to each second lien Mortgage Loan, the related first lien mortgage contains a provision which provides for giving notice of default or breach to the mortgagee under such second lien Mortgage Loan and allows such mortgagee to cure any default under the related first lien mortgage;

            (77)    With respect to each second lien Mortgage Loan, the
      Responsible Party has not received a written notice of default of any senior mortgage loan related to the Mortgaged Property which has not been cured;

            (78)    No Mortgage Loan is a High Cost Loan or a Covered Loan, as
      applicable (as such terms are defined in the then current Standard &
      Poor's LEVELS Glossary which is now Version 5.6c Revised, Appendix E attached hereto as Exhibit 1);

            (79)    No mortgage loan originated on or after October 1, 2002
      through March 6, 2003 is governed by the Georgia Fair Lending Act;

            (80)    The information provided to the Seller by the Responsible
      Party regarding the Mortgage Loans is accurate in all material respects;
      and

            (81)    Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

            SECTION 7  Repurchase Obligation for Defective Documentation and for
Breach of Representation and Warranty.

            (a)     The representations and warranties contained in Section 6
shall not be impaired by any review and examination of Mortgage Files or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the
Certificates.

            Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by or at the direction of the
Seller (as listed on the Trustee's Preliminary Exception Report) as part of any
Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any
Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the Seller (in the case of a missing document) or the
Responsible Party and the Seller (in the case of a breach of any of the representations and warranties contained in Section 6). Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred to the Purchaser as described above, or of materially defective documentation, or of any such breach of a representation and warranty, the Responsible Party or the Seller (or their related designee), as applicable, promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Responsible Party or the Seller (or their related designee) cannot deliver such missing document or cannot cure such defect or breach, the Responsible Party or the Seller, as applicable, shall, within ninety (90) days of its discovery or receipt of

                                      -23-

notice, either (i) repurchase the affected Mortgage Loan at the Purchase Price
(as such term is defined in the Pooling and Servicing Agreement) or (ii)
pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more
Qualified Substitute Mortgage Loans. The Responsible Party or the Seller, as
applicable, shall amend the Closing Schedule to reflect the withdrawal of such
Mortgage Loan from the terms of this Agreement and the Pooling and Servicing
Agreement. The Responsible Party or the Seller, as applicable, shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing
Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section
2.03 of the Pooling and Servicing Agreement. Any repurchase required by this
Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

            Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Responsible Party or receipt of notice by the Responsible Party of the breach of the representation of the Responsible Party set forth in
Section 6(63) above which materially and adversely affects the interests of the
Holders of the Class P Certificates in any Prepayment Charge, the Responsible
Party shall pay the amount of the scheduled Prepayment Charge, for the benefit of the Holders of the Class P Certificates by remitting such amount to the
Servicer for deposit into the Custodial Account, net of any amount previously collected by the Servicer or paid by the Servicer, for the benefit of the
Holders of the Class P Certificates in respect of such Prepayment Charge.

            (b)     Notwithstanding the foregoing, with respect to an alleged
breach of a representation and warranty which breach is covered by a title insurance policy, the Purchaser shall use reasonable efforts to enforce the provisions of any related title insurance policy prior to seeking a remedy against the Responsible Party or the Seller hereunder.

            (c)     It is understood and agreed that the obligations of the
Responsible Party or the Seller set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the
Purchaser against the Responsible Party or the Seller respecting a missing document or a breach of the representations and warranties contained in Section
6.

            SECTION 8  Closing; Payment for the Mortgage Loans. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Mayer Brown Rowe & Maw LLP at 10:00 a.m. New York City time on the
Closing Date.

            The closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller and the Responsible Party under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (b)     The Purchaser shall have received, or the attorneys of the
Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing

                                      -24-

Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered or caused to be delivered
and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the
Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

            (d)     All other terms and conditions of this Agreement and the
Pooling and Servicing Agreement shall have been complied with.

            Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the
Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the
Purchase Price.

            SECTION 9  Closing Documents. Without limiting the generality of
Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

            (a)     An Officer's Certificate of the Seller, dated the Closing
Date, in form satisfactory to and upon which the Purchaser and Bear, Stearns &
Co. Inc. (the "Representative") may rely, and attached thereto copies of the certificate of formation, limited liability company agreement and certificate of good standing of the Seller;

            (b)     An Opinion of Counsel of the Seller, dated the Closing Date, in form satisfactory to and addressed to the Purchaser and the Representative;

            (c)     An Officer's Certificate of the Responsible Party, dated the
Closing Date, in form satisfactory to and upon which the Purchaser and the
Representative may rely, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Responsible
Party;

            (d)     An Opinion of Counsel of the Responsible Party, dated the
Closing Date, in form satisfactory to and addressed to the Purchaser and the
Representative;

            (e)     Such opinions of counsel as the Rating Agencies or the
Trustee may request in connection with the sale of the Mortgage Loans by the
Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

            (f)     A letter from Deloitte & Touche LLP, certified public
accountants, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser's prospectus supplement for Series 2006-OPT1, dated March 10, 2006 (the "Prospectus
Supplement") relating to the Offered Certificates contained under the captions
"Summary--The Mortgage Pool," "Legal Proceedings," "Risk Factors," (to the
extent of

                                      -25-

information concerning the Mortgage Loans contained therein) and "Description of the Mortgage Pool" agrees with the records of the Responsible Party; and

            (g)     Such further information, certificates, opinions and
documents as the Purchaser or the Representative may reasonably request.

            SECTION 10 Costs.  The Seller shall pay (or shall reimburse the
Purchaser or any other Person to the extent that the Purchaser or such other
Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and, except as set forth in Section 4(b), the fees for recording Assignments.

            The Seller shall pay (or shall reimburse the Purchaser or any other
Person to the extent that the Purchaser or such other Person shall pay) the fees and expenses of the Seller's accountants and attorneys, the costs and expenses incurred in connection with producing the Servicer's or any Subservicer's loan loss, foreclosure and delinquency experience, the costs and expenses incurred in connection with obtaining the documents referred to in Section 9, the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus and
Prospectus Supplement, and any private placement memorandum relating to the
Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Purchaser's counsel in connection with the preparation of all documents relating to the securitization of the
Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates, the cost of outside special counsel that may be required by the Responsible Party and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 11 [Reserved].

            SECTION 12 Indemnification.  The Responsible Party shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Underwriters, (iii) the
Person, if any, to which the Purchaser assigns its rights in and to a Mortgage
Loan and each of their respective successors and assigns and (iv) each person, if any, who controls the Purchaser within the meaning of Section 15 of the
Securities Act of 1933, as amended (the "1933 Act") ((i) through (iv)
collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any private placement memorandum relating to the offering by the Purchaser or an affiliate thereof, of the Class M-10 Certificates, Class CE Certificates or the Class P Certificates,
or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (i) information furnished in writing to the Purchaser or any of its affiliates by the Responsible Party or any of its affiliates specifically for use therein, which shall include, with respect to the

                                      -26-

Prospectus Supplement, the information set forth under the captions "Legal
Proceedings" (other than the first paragraph thereunder), "Description of the
Mortgage Pool--The Originator" and "Pooling and Servicing Agreement--The
Servicer" and, with respect to any private placement memorandum, any information of a comparable nature, or (ii) the Mortgage Loan Schedule as transmitted by modem to the Purchaser by the Responsible Party or any of its affiliates (as such transmitted information may have been amended in writing by the Responsible
Party or any of its affiliates with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Responsible Party or any affiliate of the Responsible Party herein or in the Pooling and Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by any Underwriter to a purchaser of the Certificates correctly derived from the data contained in clause (ii) and the Remittance
Report or a current collateral tape obtained from the Responsible Party or an affiliate of the Responsible Party, including the current Stated Principal
Balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified
Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Responsible Party described in clause (a), (b) or (c) above and (2) any other factual basis, the
Responsible Party shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause (1) above and do not result from the gross negligence or willful misconduct of such Indemnified Party. This indemnity shall be in addition to any liability that the Responsible Party may otherwise have.

            SECTION 13  Intent of Parties, Mandatory Delivery; Grant of Security
Interest. The sale of the Mortgage Loans as contemplated hereby is absolute and is intended by both the Seller and the Purchaser to constitute a sale of such
Mortgage Loans by the Seller to the Purchaser. The sale and delivery on the
Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage
Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage
Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to
Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby.
All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the
Purchaser shall not have paid or caused

                                      -27-

to be paid the Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the
Purchase Price, the Purchaser shall immediately effect the re-delivery of the
Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 13 shall be deemed to have been released.

            SECTION 14 Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the
Purchaser, addressed to Stanwich Asset Acceptance Company, L.L.C., Seven
Greenwich Office Park, 599 West Putnam Avenue, Greenwich, Connecticut 06830
(Telecopy (212-272-7206)) Attention: Darren Fulco; or such other address as may hereafter be furnished to the Responsible Party and the Seller in writing by the
Purchaser; if to the Responsible Party, addressed to the Responsible Party at 3
Ada, Irvine, California 92618, or such other address as may hereafter be furnished to the Seller and the Purchaser in writing by the Responsible Party;
if to the Seller, addressed to the Seller at Carrington Securities, LP, Seven
Greenwich Office Park, 599 West Putnam Avenue, Greenwich, Connecticut 06830,
(Telecopy (212-272-7206)) Attention: Bruce M. Rose, or to such other address as the Seller may designate in writing to the Purchaser and the Responsible Party.

            SECTION 15 Severability of Provisions.  Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 16 Agreement of Parties.  The Seller, the Responsible Party
and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            SECTION 17 Survival.  (a) The Seller agrees that the
representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage
Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                                      -28-

            (b)     The Responsible Party agrees that the representations,
warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the
Seller and the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Seller or the Purchaser or on the behalf of either of them, and that the representations, warranties and agreements made by the
Responsible Party herein or in any such certificate or other instrument shall continue in full force and effect, notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

            SECTION 18  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO
CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW).

            SECTION 19  Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the
Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the
Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform
Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Custodial Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession" by the secured party for purposes of perfecting the security interest pursuant to the New York Uniform Commercial
Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations

                                      -29-

from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement.

                               [Signatures follow]

                                      -30-

            IN WITNESS WHEREOF, the Purchaser, the Seller and the Responsible
Party have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                CARRINGTON SECURITIES, LP, as Seller
                                By: Carrington Capital Management, LLC, as its
                                general partner

                                By:  /s/ Bruce M. Rose
                                     -----------------------------------------
                                     Name:  Bruce M. Rose
                                     Title: President

                                STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., as
                                Purchaser

                                By:  /s/ Bruce M. Rose
                                     -----------------------------------------
                                     Name:  Bruce M. Rose
                                     Title: President

                                OPTION ONE MORTGAGE CORPORATION, as Responsible
                                Party

                                By:  /s/ Charles R. Fulton
                                     -----------------------------------------
                                     Name:  Charles R. Fulton
                                     Title: Vice President

                                   Schedule I

            The Seller hereby represents, warrants, and covenants to the
Purchaser as follows on the Closing Date and on each Distribution Date thereafter:

            General

            1.    This Agreement creates a valid and continuing security
interest (as defined in the applicable Uniform Commercial Code ("UCC")) in the
Mortgage Loans in favor of the Purchaser which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Seller.

            2.    The Mortgage Loans constitute "general intangibles" or
"instruments" within the meaning of the applicable UCC.

            3.    The Custodial Account and all subaccounts thereof constitute either a deposit account or a securities account.

            4.    To the extent that payments and collections received or made with respect to the Mortgage Loans constitute securities entitlements, such payments and collections have been and will have been credited to the Custodial
Account. The securities intermediary for the Custodial Account has agreed to treat all assets credited to the Custodial Account as "financial assets" within the meaning of the applicable UCC.

            Creation

            5.    The Seller owns and has good and marketable title to the
Mortgage Loans free and clear of any lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the lien attaches is not impaired during the pendency of such proceeding.

            6.    The Seller has received all consents and approvals to the sale of the Mortgage Loans hereunder to the Purchaser required by the terms of the
Mortgage Loans that constitute instruments.

            7.    To the extent the Custodial Account or subaccounts thereof constitute securities entitlements, certificated securities or uncertificated securities, the Seller has received all consents and approvals required to transfer to the Purchaser its interest and rights in the Custodial Account hereunder.

            Perfection

            8.    The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper

filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Mortgage Loans from the Seller to the Purchaser and the security interest in the Mortgage Loans granted to the Purchaser hereunder.

            9.    With respect to the Custodial Account and all subaccounts that constitute deposit accounts, either:

            (i)   the Seller has delivered to the Purchaser a fully-executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Purchaser directing disposition of the funds in the Custodial Account without further consent by the Seller; or

            (ii)  the Seller has taken all steps necessary to cause the
      Purchaser to become the account holder of the Custodial Account.

            10.   With respect to the Custodial Account or subaccounts thereof that constitute securities accounts or securities entitlements, the Seller has caused or will have caused, within ten days after the effective date of this
Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Custodial Account granted by the Seller to the Purchaser.

            Priority

            11.   Other than the transfer of the Mortgage Loans to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The
Seller has not authorized the filing of, or is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated.

            12.   The Seller is not aware of any judgment, ERISA or tax lien filings against the Seller.

            13.   The Trustee has in its possession all original copies of the
Mortgage Notes that constitute or evidence the Mortgage Loans. To the Seller's knowledge, none of the instruments that constitute or evidence the Mortgage
Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser or its designee. All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Mortgage Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Purchaser."

            14.   Neither the Custodial Account nor any subaccount thereof is in the name of any person other than the Seller or the Purchaser or in the name of its nominee. The Seller has not consented for the securities intermediary of the
Custodial Account to comply with entitlement orders of any person other than the
Purchaser or its designee.

            15.   Survival of Perfection Representations. Notwithstanding any
other provision of this Agreement or any other transaction document, the
Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of the Servicer's rights to act as such) until such time as all obligations under this Agreement have been finally and fully paid and performed.

            16.   No Waiver. The parties to this Agreement (i) shall not,
without obtaining a confirmation of the then-current rating of the Certificates waive any of the Perfection Representations, and (ii) shall provide the Rating
Agencies with prompt written notice of any breach of the Perfection
Representations, and shall not, without obtaining a confirmation of the then-current rating of the Certificates (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

            17.   Seller to Maintain Perfection and Priority. The Seller
covenants that, in order to evidence the interests of the Seller and the
Purchaser under this Agreement, the Seller shall take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Purchaser) to maintain and perfect, as a first priority interest, the Purchaser's security interest in the Mortgage Loans. The Seller shall, from time to time and within the time limits established by law, prepare and present to the Purchaser or its designee to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Seller to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Purchaser's security interest in the Mortgage Loans as a first-priority interest (each a "Filing"). The Seller shall present each such
Filing to the Purchaser or its designee together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with the grant of the security interest to the Purchaser pursuant to Section 19 of this Agreement, (ii)
satisfies all requirements and conditions to such Filing in this Agreement and
(iii) satisfies the requirements for a Filing of such type under the Uniform
Commercial Code in the applicable jurisdiction (or if the Uniform Commercial
Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Purchaser's signature. Upon receipt of such Opinion of Counsel and form of authorization, the Purchaser shall promptly authorize in writing the Seller to, and the Seller shall, effect such Filing under the UCC without the signature of the Seller or the Purchaser where allowed by applicable law. Notwithstanding anything else in the transaction documents to the contrary, the Seller shall not have any authority to effect a Filing without obtaining written authorization from the Purchaser or its designee.

                                    Exhibit 1

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

                                                       REVISED February 07, 2005

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------
                                                                                         Category under
                                         Name of Anti-Predatory Lending                 Applicable Anti-
     State/Jurisdiction                        Law/Effective Date                     Predatory Lending Law
------------------------------------------------------------------------------------------------------------

Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann. ss.ss. 23-53-101 et seq.

                                   Effective July 16, 2003
------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Code ss.ss. 757.01 et seq.

                                   Effective June 2, 2003
------------------------------------------------------------------------------------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat.           Covered Loan
                                   Ann. ss.ss. 5-3.5-101 et seq.

                                   Effective for covered loans offered or
                                   entered into on or after January 1, 2003.
                                   Other provisions of the Act took effect
                                   on June 7, 2002
------------------------------------------------------------------------------------------------------------
Connecticut                        Connecticut Abusive Home Loan                     High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                   ss.ss. 36a-746 et seq.

                                   Effective October 1, 2001
------------------------------------------------------------------------------------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                   ss.ss. 26-1151.01 et seq.

                                   Effective for loans closed on or after
                                   January 28, 2003
------------------------------------------------------------------------------------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. ss.ss.          High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann. ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6,
                                   2003
------------------------------------------------------------------------------------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann. ss.ss. 7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
------------------------------------------------------------------------------------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C. ss. 1639, 12
                                   C.F.R. ss.ss. 226.32 and 226.34
------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------
                                                                                         Category under
                                         Name of Anti-Predatory Lending                 Applicable Anti-
     State/Jurisdiction                        Law/Effective Date                     Predatory Lending Law
------------------------------------------------------------------------------------------------------------

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
------------------------------------------------------------------------------------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815, ss.ss. 137/5 et seq.

                                   Effective January 1, 2004 (prior to this
                                   date, regulations under Residential
                                   Mortgage License Act effective from
                                   May 14, 2001)
------------------------------------------------------------------------------------------------------------
Indiana                            Indiana Home Loan Practices Act, Ind.             High Cost Home Loan
                                   Code Ann. ss.ss. 24-9-1-1 et seq.

                                   Effective for loans originated on or after
                                   January 1, 2005.
------------------------------------------------------------------------------------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value
                                   ss.ss. 16a-1-101 et seq.                          Consumer Loan (id. ss.
                                                                                     16a-3-207) and;
                                   Sections 16a-1-301 and 16a-3-207
                                   became effective April 14, 1999;                  High APR Consumer
                                   Section 16a-3-308a became effective               Loan (id. ss.
                                   July 1, 1999                                      16a-3-308a)
------------------------------------------------------------------------------------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat. ss.ss. 360.100 et
                                   seq.

                                   Effective June 24, 2003
------------------------------------------------------------------------------------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee
                                   A, ss.ss. 8-101 et seq.                           Mortgage

                                   Effective September 29, 1995 and as
                                   amended from time to time
------------------------------------------------------------------------------------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. ss.ss.            High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R. ss.ss. 40.01
                                   et seq.

                                   Effective March 22, 2001 and amended
                                   from time to time
------------------------------------------------------------------------------------------------------------
                                   Massachusetts Predatory Home Loan                 High Cost Home
                                   Practices Act                                     Mortgage Loan

                                   Mass. Gen. Laws ch. 183C, ss.ss. 1 et seq.
------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------
                                                                                         Category under
                                         Name of Anti-Predatory Lending                 Applicable Anti-
     State/Jurisdiction                        Law/Effective Date                     Predatory Lending Law
------------------------------------------------------------------------------------------------------------

                                   Effective November 7, 2004
------------------------------------------------------------------------------------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                   ss.ss. 598D.010 et seq.

                                   Effective October 1, 2003
------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat. ss.ss. 46:10B-
                                   22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
------------------------------------------------------------------------------------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat. ss.ss. 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
------------------------------------------------------------------------------------------------------------
New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or
                                   after April 1, 2003
------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat. ss.ss.
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended
                                   October 1, 2003 (adding open-end lines
                                   of credit)
------------------------------------------------------------------------------------------------------------
Ohio                               H.B. 386 (codified in various sections of         Covered Loan
                                   the Ohio Code), Ohio Rev. Code Ann.
                                   ss.ss. 1349.25 et seq.

                                   Effective May 24, 2002
------------------------------------------------------------------------------------------------------------
Oklahoma                           Consumer Credit Code (codified in                 Subsection 10 Mortgage
                                   various sections of Title 14A)

                                   Effective July 1, 2000; amended
                                   effective January 1, 2004
------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after
------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------
                                                                                         Category under
                                         Name of Anti-Predatory Lending                 Applicable Anti-
     State/Jurisdiction                        Law/Effective Date                     Predatory Lending Law
------------------------------------------------------------------------------------------------------------

                                   January 1, 2004
------------------------------------------------------------------------------------------------------------
West Virginia                      West Virginia Residential Mortgage                West Virginia Mortgage
                                   Lender, Broker and Servicer Act, W.               Loan Act Loan
                                   Va. Code Ann. ss.ss. 31-17-1 et seq.

                                   Effective June 5, 2002
------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------
                                                                                         Category under
                                         Name of Anti-Predatory Lending                 Applicable Anti-
     State/Jurisdiction                        Law/Effective Date                     Predatory Lending Law
------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann. ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6,
                                   2003
------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat. ss.ss. 46:10B-
                                   22 et seq.

                                   Effective November 27, 2003 - July 5,
                                   2004
------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------
                                                                                         Category under
                                         Name of Anti-Predatory Lending                 Applicable Anti-
     State/Jurisdiction                        Law/Effective Date                     Predatory Lending Law
------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann. ss.ss. 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6,
                                   2003
------------------------------------------------------------------------------------------------------------
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat. ss.ss. 46:10B-
                                   22 et seq.

                                   Effective for loans closed on or after
                                   November 27, 2003
------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------------------
                                                                                         Category under
                                         Name of Anti-Predatory Lending                 Applicable Anti-
     State/Jurisdiction                        Law/Effective Date                     Predatory Lending Law
------------------------------------------------------------------------------------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev.               Home Loan
                                   Stat. ss.ss. 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
------------------------------------------------------------------------------------------------------------
North Carolina                     Restrictions and Limitations on High              Consumer Home Loan
                                   Cost Home Loans, N.C. Gen. Stat. ss.ss.
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended
                                   October 1, 2003 (adding open-end lines
                                   of credit)
------------------------------------------------------------------------------------------------------------
South Carolina                     South Carolina High Cost and                      Consumer Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. ss.ss. 37-23-10 et seq.

                                   Effective for loans taken on or after
                                   January 1, 2004
------------------------------------------------------------------------------------------------------------